UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2016

UNIFI, INC.

(Exact name of registrant as specified in its charter)

New York	1-10542	11-2165495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 West Friendly Avenue

Greensboro, North Carolina 27410

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (336) 294-4410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On October 26, 2016, the Board of Directors (the “Board”) of Unifi, Inc. (the “Company”) approved an amendment to the Company’s Certificate of Incorporation to change the post office address to which the Secretary of State of the State of New York shall mail a copy of any process against the Company served upon the Secretary of State to the address of the Company’s principal executive offices in Greensboro, North Carolina (the “Charter Amendment”). On the same date, the Board approved the restatement of the Company’s Certificate of Incorporation to amend and restate the Certificate of Incorporation in its entirety to integrate the Charter Amendment and all other amendments and changes thereto, including the amendment approved by shareholders disclosed in Item 5.07(b) below (as amended and restated, the “Restated Certificate of Incorporation”). The Restated Certificate of Incorporation was effective upon its filing with the Secretary of State of the State of New York on October 27, 2016. A copy of the Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and incorporated herein by reference.

On October 26, 2016, the Board approved certain amendments to the Company’s By-laws (as amended, the “By-laws”), effective as of that date. Apart from non-substantive language and clarifying changes and other technical and cross-reference edits, the By-laws were amended in the manner summarized below.

•	Article I, Section 1.01 (Annual Meeting). This section was revised to provide that the annual meeting of shareholders shall be held on such date each year as shall be fixed by the Board. Formerly, the annual meeting of shareholders was required to be held not later than the 150th day after the close of the Company’s preceding fiscal year.

•	Article I, Section 1.03 (Notice of Meetings of Shareholders). This section was revised to change the period for providing notice of any meeting of shareholders to not less than 10 days nor more than 60 days before the date of the meeting. Formerly, such notice was required to be given not less than 10 days nor more than 50 days before the date of the meeting. This section was also amended to provide for giving such notice to shareholders electronically and, that if transmitted electronically, such notice is given when directed to the shareholder’s electronic mail address as supplied by the shareholder to the Secretary or as otherwise directed pursuant to the shareholder’s authorization or instruction. This section was further amended to provide that an affidavit of the Secretary or other person giving the notice or of a transfer agent of the Company that the notice of a meeting of shareholders has been given shall, in the absence of fraud, be prima facie evidence of the facts therein stated.

•	Article I, Section 1.04 (Waivers of Notice). This section was revised to provide that waiver of notice of a meeting of shareholders may be written or electronic. This section was also revised to provide that, if written, the waiver must be executed by the shareholder or the shareholder’s authorized officer, director, employee or agent by signing such waiver or causing his or her signature to be affixed to such waiver by any reasonable means, including, but not limited to, facsimile signature; and, if electronic, the transmission of the waiver must either set forth or be submitted with information from which it can reasonably be determined that the transmission was authorized by the shareholder.

•	Article I, Section 1.08 (Proxies). This section was revised to specify (i) the means by which a shareholder may authorize another person or persons to act for him or her as proxy and (ii) that any copy, facsimile telecommunication or other reliable means of reproduction of the writing or transmission created pursuant to (i) may be submitted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used.

•	Article I, Section 1.09 (Inspectors of Election). This section was revised to provide (i) for the Board to designate one or more persons as alternate inspectors to replace any inspector who fails to act and (ii) that if no inspector or alternate has been appointed, or if such persons are unable to act at a meeting of shareholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting.

•	Article I, Section 1.12 (Written Consent of Shareholders). This section was revised to provide that no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent, written consents signed by a sufficient number of holders to take action are delivered to the Company by delivery to its registered office in the State of New York, the Company’s principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of shareholders are recorded.

•	Article I, Section 1.13 (Requirements for Consideration of a Shareholder Proposal). This section was revised to clarify and enhance the procedures for the submission of shareholder proposals and director nominations, including requiring additional information about the proposing shareholder and any Shareholder Associated Person (as defined in the By-laws) and, if a director nomination, the director nominee, and the shareholder’s or any Shareholder Associated Person’s interest in the proposal or nomination.

•	Article I, Section 1.14 (Organization). This section was added to set forth provisions relating to the organization and conduct of any meeting of shareholders.

•	Article II, Section 2.01 (Qualifications of Directors). This section was revised to change the minimum age for a director from 21 to 18 years of age.

•	Article II, Section 2.02 (Number of Directors). This section was revised to provide that the number of directors shall be as set forth in the Certificate of Incorporation of the Company. Formerly, this section fixed the size of the Board at nine directors, with a minimum of seven directors.

•	Article II, Section 2.05 (Resignations). This section was revised to change the persons to whom a director may deliver notice of his or her resignation to include the Chairman of the Board or the Secretary. Formerly, a director was required to deliver notice of his or her resignation to the Board, the Chief Executive Officer (or, in the absence of a Chief Executive Officer, the President) or the Secretary.

•	Article II, Section 2.07 (Participation at Meetings by Telephone). This section (which was previously Section 2.06 of Article II) was revised to provide that (i) directors may participate in Board or committee meetings by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time and (ii) participation by such means shall constitute presence in person at a meeting.

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Article II, Section 2.08 (Annual Meeting). This section (which was previously Section 2.07 of Article II) was revised to provide that the Board shall meet following the adjournment of the annual meeting of shareholders at such time and place as shall be determined by the Board. Formerly, the Board was required to meet immediately following the adjournment of the annual meeting of shareholders at the same place that the annual meeting was held.

•	Article II, Section 2.10 (Special Meetings). This section (which was previously Section 2.09 of Article II) was revised to change the persons authorized to call special meetings of the Board to include the Chairman of the Board or any two directors. Formerly, special meetings of the Board could be called by any director, the President, any Vice President, the Treasurer, or the Secretary or by resolution of the Board. This section was also revised to add a provision specifying the requirements for providing notice of any special meeting of the Board, including specifying the content and means of and timing for delivery of such notice, and the exceptions to providing such notice.

•	Article II, Section 2.12 (Committees). This section (which was previously Section 2.11 of Article II) was revised to change the minimum number of members of any committee of the Board from three members to one member. This section was also revised to add the declaration of dividends as a responsibility of the Board that may not be delegated to a committee of the Board.

•	Article II, Section 2.13 (Interested Directors). This section (which was previously Section 2.12 of Article II) revised the provisions relating to approval of contracts or other transactions between the Company and one or more of its directors, or between the Company and any other entity in which one or more of the Company’s directors are directors or officers or have a substantial financial interest.

•	Article III, Section 3.01 (Chairman of the Board). This section was added as a new section to provide for the position of a Chairman of the Board and to include a description of the duties and authority of the Chairman.

•	Article III, Section 3.05 (Resignations). This section was added as a new section to provide that (i) any officer may resign at any time by giving written notice to the Chairman of the Board, the President or the Secretary and (ii) any such resignation shall take effect at the time specified in the notice, or if no time is specified therein, then upon delivery.

•	Article III, Section 3.06 (Vacancies). This section was added as a new section to provide that a vacancy in any office shall be filled by the Board.

•	Article III, Sections 3.07 – 3.13 (Duties and Authority of Officers). These sections were added to include descriptions of the duties and authority of the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary and any Assistant Secretary.

•	Article III, Section 3.14 (Assignment and Transfer of Stocks, Bonds and Other Securities). This section was added to provide that the Chief Executive Officer, the Treasurer, the Secretary, any Assistant Treasurer, any Assistant Secretary, and each of them, shall have power to assign, or to endorse for transfer, under the corporate seal, and to deliver, any stocks, bonds, subscription rights, or other securities, or any beneficial interest therein, held or owned by the Company.

•	Article III, Section 3.15 (Voting Securities Owned by the Company). This section (which was previously Section 3.05 of Article III) was revised to expand the officers authorized to (i) execute in the name of and on behalf of the Company instruments relating to securities owned by the Company to include the Chief Executive Officer, the President, the Treasurer or the Secretary and (ii) vote at any meeting of security holders of any corporation in which the Company may own securities and at any such meeting to possess and exercise any and all rights and powers incident to the ownership of such securities to include the officers named in (i) as well as any other officer authorized by any of such officers or the Board. Prior to being amended, the authority to execute or vote any such securities was limited to the President and any Vice President.

•	Article IV, Section 4.01 (Stock Certificates). This section was revised to provide that the signatures of the officers upon a share certificate may be facsimiles if the shares are listed on a registered national securities exchange.

•	Article IV, Section 4.05 (Transfer and Registry Agents). This section was added to provide that (i) the Company may, from time to time, maintain one or more transfer offices or agencies and/or registry offices at such place or places as may be determined from time to time by the Board and (ii) the Board may, from time to time, define the duties of such transfer agents and registrars and make such rules and regulations as it may deem expedient, not inconsistent with the By-laws, concerning the issue, transfer and registration of certificates for stock or uncertificated stock of the Company.

•	Article V, Section 5.01 (Dividends). This section was revised to confirm the authority of the Board to declare and pay dividends or make other distributions in cash or the Company’s bonds or property on the Company’s outstanding shares, subject to the limitations prescribed by law.

•	Article V, Section 5.03 (Cancellation of Reacquired Shares). This section updated the provisions regarding the cancellation of reacquired shares.

•	Article V, Section 5.05 (Convertible or Exchangeable Shares and Bonds). This section (which was previously Section 5.06 of Article V) was revised to provide that any convertible or exchangeable shares shall, once converted or exchanged, be cancelled, and any convertible or exchangeable bonds shall, once converted or exchanged, be cancelled and not reissued except upon compliance with law.

•	Article VI, Section 6.03 (Nonexclusiveness). This section updated the provisions regarding the nonexclusivity of the indemnification and advancement of expenses granted pursuant to, or provided by, the By-laws to the officers and directors of the Company. This section was also amended to expressly provide that (i) no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled and (ii) nothing contained in Article VI of the By-laws shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

•	Article VII, Section 7.01 (Offices). This section was revised to require the Company to maintain “an office” in New York City. This section previously provided that the Company would maintain its “principal office” at that location.

•	Article VII, Section 7.05 (Books and Records). This section was updated to require the Company to keep minutes of the proceedings of “any committee of the Board.”

•	Article VII, Section 7.06 (Duty of Directors and Officers). This section was updated to expand the information and other data that a director or officer may rely on in performing his or her duties.

•	Article VII, Section 7.10 (Subject to Law and Certificate of Incorporation). This section was added to clarify that all powers, duties, acts and responsibilities provided for in the By-laws, whether or not explicitly so qualified, are qualified by the provisions of applicable law and the Company’s Certificate of Incorporation.

The foregoing description is qualified in its entirety by reference to the full text of the By-laws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) On October 26, 2016, the Company held its 2016 Annual Meeting of Shareholders (the “Annual Meeting”).

(b) At the Annual Meeting, the Company’s shareholders (i) elected all eight of the Company’s nominees for director to serve for a term of one year or until their successors are duly elected and qualified; (ii) approved the amendment to the Company’s Certificate of Incorporation to reduce the required minimum number of directors on the Board of Directors; (iii) approved, on an advisory basis, the compensation paid to the Company’s named executive officers in fiscal 2016; and (iv) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2017. Final voting results on each matter submitted to the Company’s shareholders at the Annual Meeting are as follows:

1. Election of directors:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert J. Bishop	13,954,275	29,895	56,533	2,440,394
Thomas H. Caudle, Jr.	13,953,001	37,526	50,176	2,440,394
Paul R. Charron	13,942,921	49,246	48,536	2,440,394
Archibald Cox, Jr.	13,950,079	42,066	48,558	2,440,394
James M. Kilts	13,544,946	439,224	56,533	2,440,394
Kenneth G. Langone	13,890,569	101,576	48,558	2,440,394
James D. Mead	13,948,855	43,335	48,513	2,440,394
Suzanne M. Present	13,962,962	29,205	48,536	2,440,394

2. Approval of the amendment to the Company’s Certificate of Incorporation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,036,167	1,972,734	31,802	2,440,394

3. Advisory approval of the Company’s named executive officer compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,612,176	370,589	57,938	2,440,394

4. Ratification of the appointment of KPMG LLP:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,253,937	23,208	203,952	0

Item 8.01.	Other Events.

On October 26, 2016, the Board, upon the recommendation of the Corporate Governance and Nominating Committee of the Board, adopted the Company’s Director Compensation Policy, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Unifi, Inc.

3.2	Amended and Restated By-laws of Unifi, Inc., as of October 26, 2016.

10.1	Director Compensation Policy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.

Dated: October 31, 2016	By:	/s/ SEAN D. GOODMAN
Sean D. Goodman
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Unifi, Inc.

3.2	Amended and Restated By-laws of Unifi, Inc., as of October 26, 2016.

10.1	Director Compensation Policy.